LITTLE FALLS BANCORP, INC.
                                 86 Main Street
                         Little Falls, New Jersey 07424

March 17, 1997

Dear Fellow Stockholder:

      On  behalf of the  Board of  Directors  and  management  of  Little  Falls
Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the main office of the Company, located at 86 Main Street, Little Falls, New Jersey on Thursday, April 17, 1997 at 3:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Radics & Co., LLC, certified public accountants, will be present to respond to any questions stockholders may have.

      The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meetin, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/Leonard G. Romaine
                                          Leonard G. Romaine
                                          President

--------------------------------------------------------------------------------
                           LITTLE FALLS BANCORP, INC.
                                 86 MAIN STREET
                         LITTLE FALLS, NEW JERSEY 07424
                                 (201) 256-6100
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 17, 1997
--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Little Falls Bancorp, Inc. (the "Company") will be held at the main office of the Company, located at 86 Main Street, Little Falls, New Jersey on April 17, 1997, at 3:30 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of three directors of the Company;

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1997; and

3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on February 28, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Anne Bracchitta
                                    ---------------------------------
                                    Anne Bracchitta
                                    Secretary

Little Falls, New Jersey
March 17, 1997


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           LITTLE FALLS BANCORP, INC.
                                 86 MAIN STREET
                         LITTLE FALLS, NEW JERSEY 07424
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Little Falls Bancorp, Inc. (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company which will be held at the main office of the Company, located at 86 Main Street, Little Falls, New Jersey on April 17, 1997, at 3:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 17, 1997. The Company is the parent company of Little Falls Bank (the "Bank"). The Company was formed as a New Jersey corporation in August 1995 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on January 5, 1996 (the "Conversion"). Prior to January 5, 1996, the Company had no stockholders and no operations. Therefore, information prior to January 5, 1996 involves information of the Bank.

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Radics & Co., LLC as independent auditor of the Company for the fiscal year ending December 31, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on February 28, 1997 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 2,745,180 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or
(iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.


                                                                    Percent of Shares of
                                            Amount and Nature of         Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership         Outstanding
------------------------------------        --------------------         -----------

Franklin Resources, Inc.
777 Mariners Island Boulevard
San Mateo, California 94404                      390,000(1)                     14.21%

First Manhattan
437 Madison Avenue
New York, New York 10022                         300,000(2)                     10.93%

Little Falls Bank
Employee Stock Ownership Plan
86 Main Street, Little Falls, New Jersey  07424  243,340(3)                      8.86%

Bay Pond Partners, L.P.
75 State Street
Boston, Massachusetts 02109                      211,100(4)                      7.69%

John Hancock Mutual Life Insurance Company
P.O. Box 111
Boston, Massachusetts 02199                      255,000(5)                      9.29%

---------------------------------
(1)  Information provided is based on a Schedule 13G dated December 1996.
(2) Information provided is based on a Schedule 13D dated January 5, 1996 filed by First Manhattan Co. with the Company in accordance with federal securities laws. The Company does not verify this information. Includes 150,000 shares beneficially owned by First Save Associates, L.P. and 150,000 shares beneficially owned by Second First Save Associates, L.P. First Manhattan Co. is general partner of both First Save Associates, L.P. and Second First Save Associates, L.P.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of John P. Pullara, Leonard
     G. Romaine and Della Talerico to serve as the ESOP administrative committee ("ESOP Committee") and Directors Barton, Parker and Seugling to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, no shares have been allocated under the ESOP to participant accounts.
(4)  Information  provided is based on a Schedule  13D/A dated January 24, 1997.
     The filing was made on behalf of Bay Pond Partners, L.P. ("Pond"), a Delaware limited partnership, Wellington Hedge Management Limited Partnership ("WHMLP"), a Massachusetts limited partnership, the sole general partner of Bay Pond, and Wellington Hedge Management, Inc. ("WHM"), the sole general partner of WHMLP. WHM is a Massachusetts corporation of which Robert W. Doran, John R. Ryan, and Duncan M. McFarland serve as executive officers, serving as Chairman and Vice Chairman, respectively. Wellington Management Company is a Massachusetts general partnership and is registered as an investment adviser under the Investment Advisers Act of 1940.

(5) Information provided is based on a Schedule 13G dated February 5, 1995. This filing was made on behalf of John Hancock Mutual Life Insurance Company ("JHMLICO"), JHMLICO's direct, wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's direct, wholly-owned subsidiary, John Hancock Asset Management ("JHAM"), JHAM's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG") and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc. ("JHA").

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the Company's knowledge, except for Anne Bracchitta, no executive officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 1996. Ms. Bracchitta was late in filing her initial Form 3 upon becoming Secretary of the Company.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

      The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

      C. Evan Daniels, Norman A. Parker and Edward J. Seugling have been nominated by the Board of Directors to serve as directors. Messrs. Daniels, Parker and Seugling are currently members of the Board and have been nominated for three-year terms to expire in 2000. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                                 Shares of
                                   Year First     Current       Common Stock
                                   Elected or     Term to       Beneficially       Percent
Name                    Age(1)     Appointed      Expire      Owned(2)(3)(4)       of Class
----                    ------     ---------      ------      --------------       --------

Board Nominees For Term To Expire In 2000

C. Evan Daniels           87          1949         1997           10,000(5)           *

Norman A. Parker          83          1953         1997           15,200(6)(7)        *

Edward J. Seugling        60          1970         1997            7,500(7)(8)        *

                         THE BOARD OF DIRECTORS RECOMMENDS THAT ITS
                              NOMINEES BE ELECTED AS DIRECTORS

Directors Continuing In Office

Raoul G. Barton           72          1970         1998           19,959(7)(9)        *

Albert J. Weite           62          1976         1998           19,000(10)          *

John P. Pullara           65          1995         1999           15,000(11)(12)      *

George Kuiken             76          1954         1999           16,000(13)          *

All Directors and                                                123,669(14)        4.50%
Executive Officers as a
Group (10 persons)


-----------------
*     Less than 1.0%.
(1)  As of December 31, 1996.
(2)  As of the Voting Record Date.
(3) Pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(4) Includes shares of Common Stock that have been awarded under the Management Stock Bonus Plan ("MSBP") which are subject to forfeiture under certain circumstances.
(5) Includes 10,000 shares held jointly with Mr. Daniels' son, with whom voting and dispositive power is shared.
(6) Includes 15,000 shares held in trust, which Mr. Parker may be deemed to beneficially own, and 200 shares held jointly with Mr. Parker's wife, with whom voting and dispositive power is shared.
(7) Excludes 243,340 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three ESOP trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(8) Includes 7,390 shares held by Mr. Seugling's IRA and 110 shares held by Custom Graphics & Design, Inc., which Mr. Seugling may be deemed to beneficially own.
(9) Includes 4,793 shares held by Mr. Barton's IRA, 4,894 shares held by the IRA of Mr. Barton's wife and 118 shares held by Mr. Barton's wife, which Mr. Barton may be deemed to beneficially own.

(10) Includes 14,000 shares held jointly with Mr. Weite's wife, with whom voting and dispositive power is shared, and 5,000 shares held by Mr. Weite's IRA, which Mr. Weite may be deemed to beneficially own. Does not include 6,000 shares owned by DOB&K, LLC, a partnership between Mr. Weite's children, of which Mr. Weite disclaims beneficial ownership.
(11) Excludes 243,340 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three members of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(12) Includes 15,000 shares held jointly with Mr. Pullara's wife, with whom voting and dispositive power is shared.
(13) Includes 5,000 shares held jointly with Mr. Kuiken's son and 5,000 shares jointly held with Mr. Kuiken's daughter, with whom voting and dispositive power is shared, and 1,000 shares owned by Mr. Kuiken's wife, which Mr. Kuiken may be deemed to beneficially own.
(14) Excludes 243,340 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which an individual in this group serves as a member of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

      The following table sets forth the non-director executive officers of the Company, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company. Executive officers serve for a one-year term at the determination of the Board of Directors.

                                                 Year First
                                                Appointed as       Position with
Name of Individual                Age(1)         Officer(2)     the Company or Bank
------------------                ------         ----------     -------------------
Leonard G. Romaine                  50              1967        President and Chief
                                                                 Executive Officer
Richard A. Capone                   47              1995       Vice President, Chief
                                                                 Financial Officer
Anne Bracchitta                     57              1996        Corporate Secretary


------------------
(1)  As of December 31, 1996.
(2) Refers to the year the individual first became an officer of the Company or the Bank.

Biographical Information

      The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

      Directors
      ---------

     Raoul G. Barton was elected Director of the Bank in 1970 and served as Chairman from 1982 to 1994. Mr. Barton is a member of the Little Falls Masonic Lodge. In 1990, Mr. Barton retired as owner of Barton Jewelers which he founded in 1949.

     C. Evan Daniels has served as Director of the Bank since 1949. Mr. Daniels is a retired attorney and served as the Bank's legal counsel until 1995. Mr. Daniels is a member of the American, New Jersey State and Passaic County Bar Associations. He is also a member of the Little Falls Masonic Lodge.

     George Kuiken has served as Director of the Bank since 1954. Mr. Kuiken retired as President of New Jersey Rental Equipment, Inc.

     Norman A. Parker has served as a Director since 1953. Mr. Parker was Chairman of the Board of the Bank from 1973 to 1981 and President of the Bank from 1965 to 1977. Mr. Parker is a retired funeral director. Mr. Parker is also past President of the Passaic County Funeral Directors Association, past President and charter member of the Passaic Valley Rotary Club, past member of the Passaic Valley School Board, Elder of the First Reformed Church, charter member of the Little Falls Parking Authority, charter member of the Mayor's Committee for Senior Citizens and member of the Little Falls Masonic Lodge.

     John P. Pullara was with the Bank from March 1955, serving as its President from 1977 until his retirement on October 5, 1996. Mr. Pullara was elected Director of the Bank in June of 1995. Mr. Pullara is also Director and Treasurer of the Passaic County Historical Society, Director of the Garden State Concert Band, Treasurer of the Little Falls Historical Society, Chairman of the Little Falls Parking Authority and a member of the Little Falls Business Association.

     Edward J. Seugling has served as a Director of the Bank since 1970 and became the Vice Chairman of the Board of Directors in 1994. Mr. Seugling is a retired teacher at Passaic Valley High School and the sole owner of the Little Falls Journal. He is a member of the Little Falls Business Association, the Little Falls Masonic Lodge, the Little Falls Historical Society, and the New Jersey Education Association. He is a member of the First Reformed Church of Little Falls, and he has served as an elder and deacon of the First Reformed Church. He was formerly Chairman of the Little Falls Rent Leveling Board and was an associate member of the Little Falls Main Street Development Corp.

     Albert J. Weite has served as Chairman of the Board of Directors of the Bank since 1994 and as a Director since 1976. Mr. Weite is a real estate investor.

      Executive Officers who are not Directors
      ----------------------------------------

     Leonard G. Romaine has been employed by the Bank since 1967. He served as Treasurer and Secretary of the Company and as Senior Vice President, Secretary and Treasurer of the Bank until he was appointed President of the Bank and Company on October 6, 1996. Mr. Romaine is a member of the Passaic County Attorney Ethics Committee.

     Richard A. Capone became employed by the Bank and Company in November 1995 as Chief Financial Officer. Prior to that, Mr. Capone was controller or Treasurer at four different local financial institutions over the past 20 years.

     Anne Bracchitta has been employed by the Bank since 1980. She was appointed Corporate Secretary in 1996.

Stockholder Nominations

     Pursuant to Article XI of the Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in Section 15 of the Company's bylaws ("Bylaws"). To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended
December 31, 1996, the Board of Directors of the Company held five regular meetings and one special meeting and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 1996.

      The Audit Committee consists of the entire Board of Directors. The Committee meets as needed to select independent auditor and to review audit reports. The Committee further meets to review and approve internal controls for financial reporting.

      The Company's full Board of Directors act as a nominating committee for selecting the management nominees for election as directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees or, subject to the procedural requirements set forth in the Company's Articles of Incorporation and Bylaws, established any procedures for this purpose. During fiscal year 1996, the Board of Directors met once as the Nominating Committee.

--------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      Directors Fees. For fiscal year 1996, each member of the Board of Directors received an attendance fee of $1,100 per regular meeting. Committee members received an additional $500 per meeting attended. No Committee fees are paid to Board members who are employees. For the year ended December 31, 1996, total fees paid by the Company and the Bank to directors were $188,000.

Directors also are provided with broad medical insurance coverage.

      Directors Retirement and Consultation Plan. The Bank's Board adopted a Directors' Consultation and Retirement Plan (the "Consultation Plan") on May 9, 1995. Such Consultation Plan provides retirement benefits to directors. Management believes the Consultation Plan will help to insure that the Bank has the continued services of these persons as directors to assist in the conduct of the Bank's business affairs in the future. A director who has served as a director for at least twenty years shall be a participant in the Consultation Plan. A consulting director shall be paid a monthly retirement benefit under the Consultation Plan equal to half of the director fee in effect at the time of such retirement until the month following the date of death of the consulting director. At the expiration of the period for which the participant is entitled to benefits, his status as a consulting director shall cease. All benefits payable under the plan will be paid by the Bank from current assets. There are no tax consequences to either the director or the Bank prior to payment of benefits. Upon receipt of payment of benefits, the director will recognize taxable ordinary income in the amount of such payment received and the Bank will be entitled to recognize a tax-deductible compensation expense. In addition, the Bank has a policy of continuing medical benefits for its retired directors. For the year ended December 31, 1996, no benefits were paid under the Consultation Plan and approximately $45,000 was accrued as an expense for the Consultation Plan and the continuation of such medical benefits.

      Stock Awards. On July 9, 1996, the stockholders of the Company approved the Little Falls Bancorp 1996 Stock Option ("1996 Stock Option Plan") and the Little Falls Bank Management Stock Bonus Plan ("MSBP"). Pursuant to the terms of the 1996 Stock Option Plan, each non-employee director (i.e., Directors Weite, Seugling, Daniels, Parker, Barton and Kuiken) received on the date of stockholder approval options to purchase 15,208 shares of Common Stock. Under the MSBP, the same non-employee directors received 6,083 shares of restricted stock on the date of stockholder approval. The options granted to these non-employee directors become first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to these non-employee directors will vest 20% one year from the date awarded and an additional 20% annually, thereafter.

Executive Compensation

      Summary Compensation Table. The following table sets forth the compensation paid to the chief executive officer during the fiscal year ended December 31, 1996. All compensation paid to directors, officers and employees is paid by the Bank. Except as listed below, no other executive officer received cash compensation in excess of $100,000 during the fiscal year ended December 31, 1996.

                                                                  Long Term Compensation
                              Annual Compensation(1)                            Awards
                     -----------------------------------------   --------------------------
                                                                             Securities
                                                              Restricted     Underlying       All
Name and                                       Other Annual      Stock        Options/       Other
Principal Position   Year      Salary     Bonus  Compensation(2) Awards($)       SARs(#)    Compensation
------------------   ----      ------     -----  --------------- ----------       -------    ------------
John P. Pullara,     1996    $139,496   $10,000   $19,000       $ 193,906(4)     30,417(4)   $     --
President and        1995    $129,012   $21,000   $10,600             --            --             --
  CEO (3)            1994     120,432    16,000        --             --            --             --
Leonard G. Romaine,  1996    $ 89,420   $ 7,750   $15,000        $129,274(4)     30,417(4)         --
President and CEO

---------------------
(1)  All compensation set forth above was paid by the Bank.
(2)  Consists of Board of Director's  fees. For fiscal year 1996,  there were no
     (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity: (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) President Pullara retired on October 5, 1996. President Romaine was appointed on October 6, 1996.
(4) Messrs. Pullara and Romaine received awards of stock options and restricted stock under the 1996 Stock Option Plan and MSBP, effective upon stockholder approval of such plans at a special meeting of stockholders held on July 9, 1996. See "--Other Compensation -- 1996 Stock Option Plan" and "--Management Stock Bonus Plan."

      Employment Agreements. In December 1995, the Bank entered into an employment agreement with John P. Pullara, President of the Bank ("Agreement"). The Agreement expired in December 1996. Mr. Pullara served to serve as President of the Bank until October 5, 1996, at which time he retired as President of the Bank and the Company. He continued as an employee through December 31, 1996. Mr. Pullara's base compensation under the Agreement was approximately $129,000. Under the Agreement, Mr. Pullara's employment may have been terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminated Mr. Pullara ("Employee") without just cause, Mr. Pullara would have been entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event there was an involuntary termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Pullara would have been paid in a lump sum an amount equal to 2.99 times the five year average of his annual compensation. In the event there was a change in control at December 31, 1996, Mr. Pullara would have been entitled to a lump sum payment of approximately $406,000. The Bank also entered into a similar employment agreement with Leonard Romaine, Senior Vice President, with a term of three years. Upon the retirement of Mr. Pullara as President, the Board of Directors of the Company and the Bank appointed Mr. Romaine as President of the Company and the Bank. The Bank also entered into employment agreements with six officers of the Bank, with terms of two years and severance protection upon a termination of employment following a change in control with such payment equalling two times the current annual compensation of such individuals. Upon a change in control, payment to all executive officers as a group (seven persons), excluding Mr. Pullara, as of December 31, 1996, would have equaled approximately $982,000.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Bank during the year ended December 31, 1996 consisted of Directors Weite, Barton, Pullara and Seugling, all members of the Board of Directors of the Company. Until October 5, 1996, Mr. Pullara was the President and Director of the Company and the Bank. Mr. Pullara was not a member of the Compensation Committee at December 31, 1996. Mr. Romaine was appointed to the Compensation Committee in December 1996. Messrs. Pullara and Romaine did not participate in matters involving their personal compensation.

Report of the Compensation Committee on Executive Compensation

      The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market area, including institutions with total assets of between $100 million and $300 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions.

      During the year ended December 31, 1996, John P. Pullara, President received an increase in his base salary from $129,012 to $139,496 due to his increased duties as a president of a publicly owned company. Upon Mr. Pullara's retirement as President in October 1996, Leonard G. Romaine was appointed President. Upon his appointment, Mr. Romaine was given an increase in base salary from $79,976 to $89,420 for the same reasons given for Mr. Pullara's increase. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of New Jersey and surrounding Northeastern states with assets of between $100 million and $300 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

      Compensation Committee:

            Albert J. Weite                     Edward J. Seugling
            Raoul G. Barton                     Leonard G. Romaine

Other Compensation

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and have attained the age 21.

      The ESOP is to be funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds with which to acquire 243,340 shares of the Common Stock issued in the Conversion, representing 8.0% of the Common Stock outstanding. The loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in approximately 15 years. For the 1996 fiscal year, the Bank recognized an expense of $178,000 regarding the ESOP.

      The Board of Directors has appointed Directors Seugling, Barton and Parker to serve as the ESOP Trustees. The ESOP Committee to administer the ESOP consists of Mr. Pullara, Mr. Romaine and Ms. Talerico. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties. At December 31, 1996, no shares were allocated under the ESOP to participants.

      1996 Stock Option Plan. The Company's Board of Directors has adopted the 1996 Stock Option Plan, which was approved by the Company's stockholders on July 9, 1996. Pursuant to the 1996 Stock Option Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (i.e., 304,175 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company), from time to time under the 1996 Stock Option Plan. The purpose of the 1996 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1996 Stock Option Plan became effective on July 9, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1996 Stock Option Plan.

      An initial grant of stock options under the 1996 Stock Option Plan was made to officers, directors, and key employees upon the Company's receipt of stockholder approval on July 9, 1996, and the option exercise price is the closing price of the Common Stock on the date of stockholder approval. The initial grant of stock options were the only options granted to officers, directors, and key employees during the fiscal year ended December 31, 1996. As of the Record Date, no stock options have been exercised pursuant to the 1996 Stock Option Plan.


                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                    (Individual Grants)
---------------------------------------------------------------------------------------------------
                                  Percent of                                 Potential Realizable
                    Number of    Total Options/                                Value at Assumed
                    Securities   SARs Granted                                Annual Rate of Stock
                    Underlying   to Employees  Exercise or                  Price Appreciation for
                   Options/SARs   in Fiscal     Base Price                            Option Term
      Name         Granted (#)       Year         ($/Sh)     Expiration Date        5%($) | 10%($)
---------------------------------------------------------------------------------------------------

John P. Pullara       30,417                     $10.625       July 9, 2006     $203,247    $515,063
Leonard G. Romaine    30,417                     $10.625       July 9, 2006     $203,423    $515,063


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                     OPTION/SAR VALUES
----------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised       Value of Unexercised
                       Shares                       Options/SARs            in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End           at Fiscal Year-End
                      Exercise      Realized             (#)                          ($)
       Name             (#)           ($)       Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----------------------------------------------------------------------------------------------

John P. Pullara           0          $0                    10                       $0 / $64,636
Leonard G. Romaine                                         10                       $0 / $64,636

-----------------
(1) Based on an exercise price of $10.625 and the closing price of the Common Stock on December 31, 1996 of $12.75.

      Management Stock Bonus Plan. The board of directors of the Bank has adopted the MSBP as a method of providing executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSBP were made in recognition of prior and expected future services to the Bank to those executive officers and key employees of the Bank responsible for implementation of the policies adopted by the board of directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSBP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of 82,732 shares of restricted stock was made on July 9, 1996, the date of stockholder approval of the MSBP. No additional awards of restricted stock under the MSBP have been made since that time.

      Defined Benefit Plan. The Bank has a defined benefit pension plan covering substantially all of its employees. The benefits are based on years of service and employees' compensation. The Bank's funding policy is to fund pension costs accrued. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

      All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 25% of an employee's average monthly salary, up to $650, plus 40% of average monthly salary in excess of $650, reduced for less than 25 years of service, plus 1/4 of 1% of average monthly salary times years of service. If benefits are paid prior to age 65, the benefit specified will be reduced by 1/15 for each of the first five years and 1/30 for each of the next five years and reduced actuarially for each additional year by which the starting date of such benefit precedes age 65. There is a minimum monthly benefit equal to 2% of monthly salary, times years of service up to 10 years. The Pension Plan also provides for payments in the event of disability or death. At December 31, 1996, Messrs. Pullara and Romaine had 42 and 27 years of credited service under the Pension Plan. The Bank had a pension expense of $208,000 for the fiscal year 1996. At December 31, 1996, the Pension Plan had projected benefit obligations greater than plan assets of approximately $697,000.

      The following table shows the estimated annual benefits payable under the Pension Plan in calendar year 1996 based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                    Years of Benefit Service
                                    ------------------------
                         15         20        25         30         35
                         --         --        --         --         --

$  20,000...........    $ 4,848   $ 6,464    $ 8,080    $ 8,330    $ 8,680
   40,000...........     10,398    13,864     17,330     17,830     18,330
   60,000...........     15,948    21,264     26,580     27,330     28,080
   80,000...........     21,498    28,664     35,830     36,830     37,830
  100,000...........     27,048    36,064     45,080     46,330     47,580
  120,000...........     32,598    43,464     54,330     55,830     57,330
  150,000...........     40,823    54,564     68,205     70,080     71,955



Long Term Incentive Plans

      The Company does not sponsor any long term incentive plans and made no awards or payments under any such plans during the fiscal year ended December 31, 1996.

Performance Graph

      Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of January 5, 1996 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were January 5, 1996 and the Company's fiscal year end of December 31, 1996.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                               [GRAPHIC OMITTED]

              ================================================
                                         1/5/96     12/31/96
              ------------------------------------------------
              CRSP Nasdaq U.S. Index      $100.00     $131.00
              ------------------------------------------------
              CRSP Nasdaq Bank Index      $100.00     $120.00
              ------------------------------------------------
              Little Falls Bancorp, Inc.  $100.00     $113.00
              ================================================

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended December 31, 1996. Furthermore, the Bank had no "interlocking" relationships existing during the year ended December 31, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. Recent legislation permits savings institutions to make loans to executive officers, trustees and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to executive officers and directors of the Bank, the Company and their affiliates amounted to approximately $1,168,277 or 4.05% of the Bank's retained earnings at December 31, 1996.

--------------------------------------------------------------------------------
                PROPOSAL II - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

      The Board of Directors has approved the selection of Radics & Co., LLC as its auditor for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Radics & Co., LLC is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      In the event the appointment of Radics & Co., LLC is not ratified by stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

      Ratification of the appointment of the auditor requires the approval of a majority of the votes cast affirmatively or negatively by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Radics & Co., LLC as the Company's auditor for the 1997 fiscal year.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the SEC, will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Little Falls Bancorp, Inc., 86 Main Street, Little Falls, New Jersey 07424.

      The Company's 1996 Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on March 17, 1997 to all stockholders of record as of the close of business on February 28, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

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                                  MISCELLANEOUS
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      The cost of soliciting  proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

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                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 86 Main Street, Little Falls, New Jersey 07424, no later than November 18, 1997.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Anne Bracchitta
                                    --------------------------------------------
                                    Anne Bracchitta
                                    Secretary

Little Falls, New Jersey
March 17, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 17, 1997 and an Annual Report to Stockholders.

                                               Please check here if you
Dated:                              , 1997     |_|   plan to attend the Meeting.
       -----------------------------






-----------------------------------       --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


-----------------------------------       --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

APPENDIX A

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.            )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ]   Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           LITTLE FALLS BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------

APPENDIX B


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                          LITTLE FALLS BANCORP, INC.
                                86 MAIN STREET
                        LITTLE FALLS, NEW JERSEY  07424
                                (201) 256-6100
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                        ANNUAL MEETING OF STOCKHOLDERS
                                April 17, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Little Falls Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company, 86 Main Street, Little Falls, New Jersey on April 17, 1997, at 3:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR       WITHHELD
                                                       ---       --------

1.     The election as director of all nominees
       listed below:                                   |_|          |_|

       C. Evan Daniels
       Norman A. Parker
       Edward J. Seugling

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

2.     The ratification of the appointment of          FOR     AGAINST   ABSTAIN
       Radics & Co., LLC as independent
       auditors of Little Falls Bancorp, Inc., for
       the fiscal year ending December 31, 1997.       |_|        |_|      |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------